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                                                                    EXHIBIT 23.3

                         CONSENT OF ARTHUR ANDERSEN LLP

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated May 17, 2001 on our audit of the financial statements of edu.com, inc., for the years ended December 31, 2000 and 1999.

/s/ Arthur Andersen LLP

Boston, Massachusetts
December 14, 2001